Inland Residential Properties Trust, Inc.

# Inland Residential Properties Trust, Inc.

# 2016 Annual Stockholders' Meeting

June 21, 2016 • 10:00 am CT

Creative. Well-Structured. Differentiated Products.

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# Disclaimer

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by a prospectus, as supplemented, which has been filed or registered with appropriate state and federal regulatory agencies, and sold only by broker dealers authorized to do so. This material must be preceded or accompanied by a prospectus, as supplemented, in order to understand fully all of the implications and risks of the offering to which it relates. Neither the Securities and Exchange Commission nor any state securities regulator has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

**Past performance is not a guarantee of future results.**

The Inland name and logo are registered trademarks being used under license. This material has been distributed by Inland Securities Corporation, member FINRA/SIPC, dealer manager for Inland Residential Properties Trust, Inc. ("Inland Residential Trust").

Publication Date: 6/21/2016

# Important Risk Factors to Consider

Inland Residential Properties Trust, Inc.

inland-investments.com

Some of the risks related to investing in commercial real estate include, but are not limited to: market risks such as local property supply and demand conditions; tenants' inability to pay rent; tenant turnover; inflation and other increases in operating costs; adverse changes in laws and regulations; relative illiquidity of real estate investments; changing market demographics; acts of God such as earthquakes, floods or other uninsured losses; interest rate fluctuations; and availability of financing.

An investment in Inland Residential Trust shares involves significant risks. If Inland Residential Trust is unable to effectively manage these risks, it may not meet its investment objectives and investors may lose some or all of their investment. Please consult the "Risk Factors" and "Conflicts of Interest" sections of the prospectus for a more detailed discussion. Material risks of an investment in Inland Residential Trust's common stock include, but are not limited to, the following:

- No public market currently exists, and one may never exist, for our shares. Our board does not have any current plans to list our shares or pursue any other liquidity event, and we cannot guarantee that a liquidity event will occur.
- The offering prices are not indicative of the prices at which an investor may be able to sell shares, and are not based on the book value or net asset value of our current or expected investments or our current or expected cash flow.
- We cannot guarantee that we will continue to pay distributions.
- We have paid and may continue to pay distributions from sources other than cash flow from operations, including borrowings and net offering proceeds. We have not limited our use of any of these other sources. Payments of distributions using offering or financing proceeds will reduce the amount of capital we ultimately invest in real estate assets.
- The number of real estate assets we acquire will depend, in part, on the net proceeds raised in this offering.
- We do not have employees and will rely on our business manager and real estate manager to manage our business and assets.
- Persons performing services for our business manager and our real estate manager are employed by our sponsor or its affiliates and will face competing demands for their time and service.
- We do not have arm's-length agreements with our business manager, real estate manager or other affiliates of our sponsor.
- We will pay fees, which may be significant, to our business manager, real estate manager and other affiliates of our sponsor.
- We have not identified all of the specific real estate assets that we will acquire with the net proceeds raised in this offering, thus this is a "blind pool" offering.
- On acquiring shares, an investor will experience dilution in the net tangible book value of their investment.
- Principal and interest payments on any borrowings will reduce the funds available for distribution or investment in additional real estate assets.
- There are limits on the ownership and transferability of our shares.
- We may fail to continue to qualify as a real estate investment trust ("REIT") and thus be required to pay federal, state and local taxes, which may reduce the amount of cash available for distributions to stockholders.

# Forward-Looking Statements

In addition to historical information, this presentation contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as "may," "can," "would," "will," "expect," "intend," "estimate," "anticipate," "plan," "seek," "appear," or "believe." Such statements reflect the current view of Inland Residential Trust with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K and subsequent Form 10-Qs on file with the Securities and Exchange Commission. Although Inland Residential Trust believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, Inland Residential Trust undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this presentation.

# Agenda

- **Call to Order and Opening Remarks:** Daniel L. Goodwin, Chairman, Inland Residential Properties Trust, Inc.
- **Report of Quorum and Presentation of the Affidavit of Mailing of Proxy Solicitation:** Cathleen M. Hrtanek, Secretary, Inland Residential Properties Trust, Inc.
- **Proxy Vote:** Daniel L. Goodwin, Chairman, Inland Residential Properties Trust, Inc.
- **Management Update, Investment Strategy and Market Overview:** Mitchell Sabshon, President and Chief Executive Officer, Inland Residential Properties Trust, Inc. — SLIDE 7
- **Portfolio Overview and Acquisitions Update:** JoAnn McGuinness, Chief Operating Officer, Inland Residential Properties Trust, Inc. — SLIDE 15
- **Financial Highlights:** David Lichterman, Vice President, Chief Accounting Officer and Treasurer, Inland Residential Properties Trust, Inc. — SLIDE 22
- **Report of the Vote:** Kevin Kelly, Inspector of Elections, Morrow & CO LLC
  - Election of Directors
  - Ratify selection of KPMG LLP
- **Closing Remarks:** Daniel L. Goodwin, Chairman, Inland Residential Properties Trust, Inc.

# Directors and Officers

Inland Residential Properties Trust, Inc.

inland-investments.com



**Adrian B. Corbiere**
Independent Director



**Michael W. Reid**
Independent Director



**Donald E. Tolva**
Independent Director



**Daniel L. Goodwin**
Director and Chairman of the Board



**Mitchell A. Sabshon**
Director, Chief Executive Officer & President



**JoAnn McGuinness**
Chief Operating Officer



**David Z. Lichterman**
Vice President, Treasurer and Chief Accounting Officer



**Catherine L. Lynch**
Chief Financial Officer



**Roderick S. Curtis**
Vice President



**Cathleen M. Hrtanek**
Secretary



# Mitchell Sabshon

## President and Chief Executive Officer

# > What is Inland Residential Trust?

A nonlisted REIT that intends to acquire a portfolio of geographically diverse Class A and B multifamily properties located within the top 100 Metropolitan Statistical Areas (MSAs)[1] throughout the United States that have populations greater than 500,000.

**Investment Objectives**:

- Preserve and protect stockholder capital
- Acquire a quality portfolio of multifamily properties that generate sufficient cash flow from operations to fund sustainable and predicable distributions
- Realize capital appreciation with a potential liquidity event

[1] An MSA is a geographical region with a relatively high population density at its core and close economic ties throughout the area. MSAs are defined by the U.S. Office of Management and Budget (OMB), and used by the U.S. Census Bureau and other federal government agencies for statistical purposes.

We cannot guarantee that we will achieve any of these objectives, that distributions will be paid or that a liquidity event will occur.

# > Cumulative Capital Raise

| Cumulative Capital Raise Through May 31, 2016 | |
|---|---|
| May 2016 | $2,031,551 |
| Year-to-Date | $10,949,149 |
| Inception-to-Date | **$17,730,555** |

## > Multifamily is 2nd largest sector

| Multifamily | Retail | Office | Healthcare | Industrial |
|---|---|---|---|---|
| $115 Billion | $219 Billion | $91 Billion | $94 Billion | $51 Billion |
| | **Lodging** | **Self Storage** | **Infrastructure** | **Timber** |
| | $44 Billion | $70 Billion | $76 Billion | $29 Billion |

Source: NAREIT, REITWatch, April 2016

# Overall Population Growth

## > Grow by 45 million over 20 years


Millions
335M
359M
380M
398M
416M
2020
2030
2040
2050
2060

Source: U.S. Census Bureau

# > Sustainable shift in demand

| Generation | Ages | Size* (Millions) | % of U.S. Population |
|---|---|---|---|
| Greatest | 68 + | 35.2 | 11 |
| Baby Boomers | 48-67 | 80.3 | 25 |
| Generation X | 38-47 | 40.9 | 13 |
| Millennials | 18-37 | 86.0 | 27 |
| iGen | 0-17 | 74.0 | 23 |

Source: U.S. Census Bureau

# Increasing Share of Households that Rent


Share of All U.S. Households that Rent
This represents the highest level since the mid-1960's
37%
31%
mid-1960's
2015

Source: America's Rental Housing, Joint Center for Housing Studies of Harvard University, 2015

# Multifamily Market Overview

- Economic fundamentals:
  - Unemployment fell to 4.7% in May[1]
  - Median weekly earnings increased 2.7% in Q1 2016 over Q1 2015[2]
- Multifamily property trends:
  - Median sale price for previously owned home up 5.7% in March[3]
  - Vacancy remains low at 4.4%[3]
  - Rents grew 4.7% from a year earlier[3]
  - Construction levels off[3]

[1] Progress Illinois. Economy Adds Only 38,000 Jobs in May. June 3, 2016.
[2] Bureau of Labor Statistics. Usual Weekly Earnings Summary. April 19, 2016.
[3] JLL. Multifamily Investment Outlook. Q1 2016.



# JoAnn McGuinness

Chief Operating Officer

# Portfolio Overview

Inland Residential Properties Trust, Inc.

inland-investments.com

| Retreat at Market Square Frederick, Maryland | |
|---|---|
| Transaction Date: | September 30, 2015 |
| Address: | 300 Cormorant Place<br>Frederick, MD 21701 |
| Transaction Price: | $45.7 Million |
| # of Units: | 206 |
| Average Unit Size: | 945 Square Feet |
| Unit Breakdown: | 1-Bedroom: 91 Units<br>2-Bedrooms: 99 Units<br>3-Bedrooms: 16 Units |
| Average Occupancy: | 91.3%[1] |
| Leased Percentage: | 99.5%[2] |



Retreat at Market Square
Frederick, Maryland

[1] Average occupancy from January 1, 2016 through May 9, 2016.
[2] As of May 9, 2016

# The Retreat at Market Square

Play property video


300
LUXURY APARTMENTS

# > Rents are projected to increase


Rent Growth
6%
5%
4%
3%
2%
1%
0%
4.4%
4.4%
4.6%
4.6%
Q1 2016
Q2 2016
Q3 2016
Q4 2016

Forecasts are subject to change.

Source: Statista 2016

# > Suburban, Commuter Location Focus

- ✓ Suburban, commuter locations with access to public transit
- ✓ Growing population MSAs*
- ✓ Favorable supply/demand dynamics
- ✓ High job and/or income growth
- ✓ Low single-family affordability

* MSA: Metropolitan Statistical Area

# Class A and B

Inland Residential Properties Trust, Inc.

inland-investments.com

| Class A | Class B |
|---|---|
| ▪ Well designed<br>▪ Well maintained<br>▪ Above average materials<br>▪ Above average workmanship and finishes<br>▪ Less than 10 years old | ▪ Functional design<br>▪ Average to good maintenance<br>▪ Industry standard materials<br>▪ Industry standard workmanship and finishes<br>▪ More than 10 years old |

# Example Target Markets

Inland Residential Properties Trust, Inc.

inland-investments.com


Seattle, WA
Boston, MA
No. NJ
Oakland, CA
Denver, CO
Washington, D.C.
So. CA (L.A., Orange Co.)
Nashville, TN
Phoenix, AZ
Atlanta, GA
Charleston, SC
Dallas, TX
Austin, TX
Houston, TX
Orlando, FL
Primary Target Markets
Secondary Target Markets

Target markets are reviewed regularly and subject to change.



# David Lichterman

## Vice President, Treasurer and Chief Accounting Officer

# Mortgage Payable

Inland Residential Properties Trust, Inc.

inland-investments.com

| | March 31, 2016 | December 31, 2015 |
|---|---|---|
| Mortgage Payable (excludes unamortized debt issuance costs): | $35,386,183 | $45,750,000 |
| Ratio of Total Mortgage Payable to Total Assets: | 78.27% | 89.90% |
| Annual Weighted Average Interest Rate on Mortgage Payable: | 3.95% | 3.95% |

# Consolidated Financial Highlights

| | March 31, 2016 | December 31,2015 |
|---|---|---|
| Total Assets: | $45,212,649 | $50,887,071 |
| Stockholders' Equity (Deficit): | $4,272,852 | $(319,914) |
| Distributions Paid: | $70,304 | $12,226 |
| Cash Flow Provided by (used in) Operations: | $13,971 | $(1,205,484) |
| GAAP Net Loss: | $(841,999) | $(2,492,602) |

For the quarter ended March 31, 2016, 100% of the distributions paid to stockholders of record were paid from the net proceeds of Inland Residential Trust's "best efforts" offering (return of capital). For the year ended December 31, 2015, 100% of the distributions paid to stockholders of record were paid from the net proceeds of Inland Residential Trust's "best efforts" offering (return of capital). When Inland Residential Trust makes cash distributions using offering or financing proceeds it will have less proceeds to invest in properties and this may lower its overall return potential.

# Questions?

Inland Residential Properties Trust, Inc.